UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2021 (June 29, 2021)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 29, 2021, Trinity Place Holdings Inc. (the “Company”) held its annual meeting of stockholders. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.	The holders of the Company’s common stock elected three directors to each serve a two-year term until the Company’s 2023 annual meeting of stockholders and until his successor is duly elected and qualified or his earlier resignation or removal, based on the following voting results:

Director	For	Abstain	Withheld	Broker Non-Votes
Alan Cohen	19,890,741	0	617,437	7,520,312
Matthew Messinger	20,231,273	0	276,905	7,520,312
Keith Pattiz	20,122,493	0	385,685	7,520,312

2.	The holders of the Company’s common stock ratified the selection of BDO USA, LLP as the Company’s independent auditors for the year ending December 31, 2021, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
27,738,176	133,641	156,673	0

3.	The holders of the Company’s common stock approved an amendment to the Company’s 2015 Stock Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock available for awards under the 2015 Plan by 1,500,000 shares (the “Amended Plan”), based on the following voting results:

For	Against	Abstain	Broker Non-Votes
19,781,019	718,340	8,819	7,520,312

A copy of the Amended Plan is attached hereto as Exhibit 10.1.

4.	The holders of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
18,615,135	1,839,195	53,848	7,520,312

5.	The holders of the Company’s common stock approved, on an advisory basis, a triennial frequency of future advisory votes on the compensation of the Company’s named executive officers, based on the following voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,967,624	135,954	18,162,569		242,031

In accordance with the advisory vote of the holders of the Company’s common stock, the Board of Directors of the Company has decided to include an advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every three years until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2027.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Trinity Place Holdings Inc. 2015 Stock Incentive Plan (as amended, effective April 23, 2021)

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: July 2, 2021	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer